MONTHLY SERVICER REPORT
Page:    1

Issuer:               GREATAMERICA LEASE RECEIVABLES TRUST 2000-1
Seller and Servicer:  GreatAmerica Leasing Corporation
Distribution Date:    10/20/2000                               Run Date: Wed Oct
11, 2000


PAYMENT SUMMARY
---------------

Class                         Beginning      Pass Through       Interest      Principal           Total   Ending
Name         CUSIP              Balance              Rate           Paid           Paid    Distribution   Balance
-----        ---------    -------------      ------------     ----------   ------------    ------------   -------------


A-1          391533AA4    45,649,038.50       6.96088000%     264,797.90   6,563,321.62    6,828,119.52   39,085,716.88
A-2          391533AB2    61,874,575.23       7.36000000%     379,497.39           0.00      379,497.39   61,874,575.23
A-3          391533AC0    23,157,735.76       7.47000000%     144,156.91           0.00      144,156.91   23,157,735.76
A-4          391533AD8    44,023,820.59       7.51000000%     275,515.74           0.00      275,515.74   44,023,820.59
B            391533AE6    11,514,421.04       7.60000000%      72,924.67     432,573.62      505,498.29   11,081,847.41
C            391533AF3    12,037,803.81       7.75000000%      77,744.15     452,236.06      529,980.21   11,585,567.75
D            391533AG1     5,861,887.07       8.14000000%      39,763.13     220,219.30      259,982.43   5,641,667.77

Totals                   204,119,282.00                     1,254,399.89   7,668,350.61    8,922,750.50   196,450,931.39



                                 Target
             (defined)         Investor
                 Class        Principal
Class       Percentage           Amount
-----       ----------    -------------


AGGSNR         83.4500   168,141,848.46
B               5.5000    11,081,847.41
C               5.7500    11,585,567.75
D               2.8000     5,641,667.77



(Retained) Certificate Balance                      5,037,203.37
% of Agg. Collateral Value, beginning                     2.4061%
% of Agg. Collateral Value, ending                        2.5000%

Monthly Principal Amount                            7,864,974.98
Additional Principal                                        0.00
Overcollateralization Balance, beginning            5,233,827.74
Overcollateralization Balance, ending               5,037,203.37
Cumulative Loss Amount                                      0.00

MONTHLY SERVICER REPORT
Page:    2

Issuer:              GREATAMERICA LEASE RECEIVABLES TRUST 2000-1
Seller and Servicer: GreatAmerica Leasing Corporation
Distribution Date:   10/20/2000                                Run Date: Wed Oct
11, 2000


OTHER INFORMATION
-----------------


AGGREGATE COLLATERAL VALUE (Discount Rate = 8.207%)
Initial Aggregate Discounted Contract Balance                           241,226,414.17

Aggregate Discounted Contract Balance, beginning                        209,353,109.74
Aggregate Discounted Contract Balance, ending                           201,488,134.76


RESIDUAL ACCOUNT
Residual Account Balance, beginning                                               0.00
Residual Account Balance, ending                                                  0.00


SERVICER ADVANCES
Cumulative un-reimbursed Servicer Advances, beginning                     1,368,247.79
  Unreimbursed Serviced Advances collected                                  639,888.42
  Servicer Advances for the current Due Period                              624,833.24
Cumulative un-reimbursed Servicer Advances, ending                        1,353,192.61


PAYAHEAD ACCOUNT
Advance Payment Balance, beginning                                        3,149,013.85
  Pymts rec'd in prior periods attributable to Current Due Period         2,942,725.26
  Pymts attributable to Future Due Periods                                2,962,924.30
Advance Payment Balance, ending                                           3,169,212.89


SUBSTITUTIONS
Defaulted Leases and Adj. Contracts Substituted to date, beginning          615,964.31
  Defaulted Leases and Adj. Contracts Substituted this month                406,233.82
Defaulted Leases and Adj. Contracts Substituted to date, ending           1,022,198.13
% of Agg. Collateral Value at Cut-Off Date (not to exceed 10%)                    0.42%

Non-Defaulted Leases or Adj. Contracts Substituted to date, beginning             0.00
  Non-Defaulted Leases or Adj. Contracts Substituted this month                   0.00
Non-Defaulted Leases or Adj. Contracts Substituted to date, ending                0.00


RESERVE FUND
Reserve Account Balance, beginning                                        2,412,264.14
  Required Reserve Amount                                                 2,412,264.14
  Required Draw to Increase Available Funds                                       0.00
  Reserve Fund Deficiency covered by Excess Available Funds                       0.00
  Excess Reserve Funds released to Waterfall                                      0.00
Reserve Account Balance, ending                                           2,412,264.14



MONTHLY SERVICER REPORT
Page:    3

Issuer:               GREATAMERICA LEASE RECEIVABLES TRUST 2000-1
Seller and Servicer:  GreatAmerica Leasing Corporation
Distribution Date:    10/20/2000                               Run Date: Wed Oct
11, 2000


OTHER INFORMATION (continued)
-----------------------------


AVAILABLE FUNDS (COLLECTION ACCOUNT)
  Scheduled Payments Received                                             7,974,524.60
  Reinv. from Collection, Payahead, Residual, and Reserve Account            66,629.39
  Past due payments received                                                639,888.42
  Past due payments due on Early Termination (from Seller)                        0.00
  Proceeds from Prepayments not Replaced                                    636,712.53
  Recoveries on Non-Performing Leases not Substituted                             0.00
  Servicer Advances                                                         624,833.24
  Casualty and Termination Payments                                               0.00
  Expired Contract Proceeds                                                  84,313.63
  Repurchase of Ineligible Contracts                                              0.00
  Defaulted Contract Recoveries                                              40,019.79
  Net decrease in Advance Lease Payments Balance                            -20,199.04
  Excess Reserve Funds                                                            0.00
Total Available Funds                                                    10,046,722.56


DISTRIBUTION OF FUNDS
Pursuant to Section 7.05(a) of the Sale and Servicing Agreement
Available Funds                                                          10,046,722.56
        Reserve Fund Draw to Increase Available Funds                             0.00
 (i)    To the Servicer, unreimbursed Servicer Advances                     639,888.42
 (iii)  To the Servicer, Servicing Fee (75 bp)                              130,845.69
 (v) - (viii)  Note Interest Paid                                         1,254,399.89
 (ix) - (xvi)  Note Principal Paid                                        7,668,350.61
 (xvii) Reserve Fund Deposit                                                      0.00
 (xx)   Remainder to the Issuer                                             353,237.95


DELINQUENCY AND LOSS INFORMATION

                Number of    Ending Contract
                Contracts    Balance Remain.     Percentage
                ---------    ---------------     ----------


Current            29,213     219,811,754.82          98.97%
31-60 days            223       1,578,856.26           0.71
61-90 days             83         400,573.58           0.18
91-120 days            47         314,333.99           0.14


     Current             Current             Current             Cumulative
      Losses          Recoveries            Net Loss        Net Loss Amount
------------        ------------        ------------        ---------------


  425,189.67           52,727.70          372,461.97             693,477.27


RESIDUAL EVENT TRIGGERS

                                    Average of      Current        Prior    2nd Prior
                                 Last 3 Months   Due Period   Due Period   Due Period
                                 -------------   ----------   ----------   ----------


Residual Realization Percentage         139.23%      131.75%      141.60%      144.35%
Delinquency Percentage                    0.92         1.03         0.82         0.91
Cumulative Net Loss Percentage                         0.29         0.13         0.03

Residual Event?  No


The undersigned officer of the Servicer hereby certifies that the information contained in this Monthly Servicer Report is true and accurate in all respects; and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer default, has occurred.

GreatAmerica Leasing Corporation, as Servicer



By:/s/ Stanley Herkelman
   -----------------------
   Stan Herkelman
   Chief Financial Officer